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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    August 14, 2002

PlanetCAD Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-288-42 (Commission File Number)	84-1035353 (IRS Employer Identification No.)
2520 55th Street, Suite 200, Boulder, CO (Address of Principal Executive Offices)		80301 (Zip Code)

Registrant's telephone number, including area code    303-209-9100

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

        On August 14, 2002, in connection with the filing of the Form 10-QSB of PlanetCAD Inc. (the "Company") for the quarter ended June 30, 2002 (the "Report"), David Hushbeck, Chief Executive Officer, and Joy Godesiabois, Chief Financial Officer of the Company, each certified, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

  (a)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (b)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Limitation of Incorporation by Reference

        In accordance with the general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PlanetCAD Inc.
Date:	August 14, 2002	By:	/s/ JOY GODESIABOIS
		Name:	Joy Godesiabois
		Title:	Chief Financial Officer

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SIGNATURES